UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2019 (May 8, 2019)
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)
Registrant’s telephone number, including area code: (562) 435-3666
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.

☐
Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of Each Exchange
Title of Each Class	Symbol	on Which Registered
Common Stock, par value $0.001 per share	MOH	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 8, 2019, Molina Healthcare, Inc., a Delaware corporation (the "Company"), held its Annual Meeting of Stockholders. At the meeting, a total of 58,120,531 shares were voted, representing 92.80% of the 62,629,548 shares outstanding as of the March 11, 2019 record date.
At the Company’s 2019 Annual Meeting of Stockholders, the stockholders voted as follows on the proposals submitted to vote:
With regard to Proposal No. 1 for the election of three Class II directors to hold office until the 2022 annual meeting, the stockholders voted as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Barbara L. Brasier	55,367,114	543,964	18,623	2,190,830
Steven J. Orlando	54,751,017	1,159,408	19,276	2,190,830
Richard C. Zoretic	53,793,478	2,116,834	19,389	2,190,830
With regard to Proposal No. 2 for the approval, on a non-binding, advisory basis, of the compensation of our named executive officers, the stockholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,031,074	875,820	22,807	2,190,830
With regard to Proposal No. 3 for the adoption of amendments to the Company’s Certificate of Incorporation, as amended, to phase out and eliminate the classified Board of Directors to provide for the annual election of all directors, the stockholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,838,235	84,749	6,717	2,190,830
With regard to Proposal No. 4 for the approval of the Molina Healthcare, Inc. 2019 Equity Incentive Plan, the stockholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,388,969	1,528,632	12,100	2,190,830
With regard to Proposal No. 5 for the approval of the Molina Healthcare, Inc. 2019 Employee Stock Purchase Plan, the stockholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,520,345	401,473	7,883	2,190,830
With regard to Proposal No. 6 for the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019, the stockholders voted as follows:

Votes For	Votes Against	Abstentions
57,254,051	843,020	23,460

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: May 13, 2019	By: /s/ Jeff D. Barlow
Jeff D. Barlow Chief Legal Officer and Corporate Secretary